UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 10, 2020

Date of Report (Date of earliest event reported)

Frank’s International N.V.

(Exact name of Registrant as specified in its charter)

The Netherlands	001-36053	98-1107145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Mastenmakersweg 1

1786 PB Den Helder, The Netherlands

(Address of principal executive offices)

+31 (0)22 367 0000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, €0.01 par value	“FI”	New York Stock Exchange

Item 5.07	Submission of Matters to a Vote of Security Holders.

Frank’s International N.V. (the “Company”) held its 2020 annual meeting of its common shareholders (the “Annual Meeting”) on June 10, 2020. The following are the final voting results on the proposals considered and voted upon at the Annual Meeting, each of which is more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2020 (the “Proxy Statement”).

At the close of business on May 13, 2020, the record date for the Annual Meeting, 225,908,905 shares of the Company’s common stock were entitled to vote at the Annual Meeting.

Proposal 1. Each of the directors that were nominated for election by the Company’s board of supervisory directors (the “Supervisory Board”) were elected to serve until the Company’s 2021 annual meeting of shareholders or until their successors are elected and qualified or upon the earlier of their death, disability, resignation or removal. Votes regarding the election of these directors were as follows:

NOMINEE	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON- VOTES
Michael E. McMahon	127,758,422	69,135,228	42,639	15,827,344
Robert W. Drummond	176,857,373	10,117,725	9,961,191	15,827,344
Michael C. Kearney	189,401,174	7,462,045	73,070	15,827,344
L. Don Miller	186,811,216	163,497	9,961,576	15,827,344
D. Keith Mosing	102,486,162	87,976,734	6,473,393	15,827,344
Kirkland D. Mosing	157,563,781	29,434,092	9,938,416	15,827,344
Erich L. Mosing	157,581,541	39,335,429	19,319	15,827,344
Melanie M. Trent	186,413,647	10,445,550	77,092	15,827,344
Alexander Vriesendorp	158,939,668	37,902,377	94,244	15,827,344

Proposal 2. The proposal to appoint Melissa Cougle, Steven Russell and John Symington as managing directors of the Company to serve until the Company’s 2021 annual meeting of shareholders or until their successors are elected and qualified or upon the earlier of their death, disability, resignation or removal was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
186,713,495	284,976	9,937,818	15,827,344

Proposal 3. The proposal to review the annual report for the fiscal year ended December 31, 2019, including the paragraph relating to corporate governance, to confirm and ratify the preparation of the Company’s statutory annual accounts and annual report in the English language and to confirm and adopt the annual accounts for the fiscal year ended December 31, 2019, was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
212,225,123	52,104	486,406	—

Proposal 4. The proposal to discharge the members of the Supervisory Board from liability in respect of the exercise of their duties during the fiscal year ended December 31, 2019, was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
152,271,565	34,364,316	10,300,408	15,827,344

Proposal 5. The proposal to discharge the members of the Management Board from liability in respect of the exercise of their duties during the fiscal year ended December 31, 2019, was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
180,039,970	6,594,310	10,302,009	15,827,344

Proposal 6. The proposal to appoint KPMG Accountants N.V. as the Company’s auditor who will audit the Dutch statutory annual accounts of the Company for the fiscal year ending December 31, 2020, as required by Dutch law, was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
212,187,357	143,700	432,576	—

Proposal 9. The proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm to audit the Company’s U.S. GAAP financial statements for the fiscal year ending December 31, 2020, was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
212,439,604	115,954	208,075	—

Proposal 8. The proposal to ratify and approve the remuneration of the members of the Supervisory Board granted for the period from the 2019 annual meeting until the date of the Annual Meeting, and to approve the remuneration of the members of the Supervisory Board for the period from the Annual Meeting up to and including the annual meeting in 2021 was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
185,846,330	10,158,504	931,455	15,827,344

Proposal 9. The proposal to authorize the Company’s Management Board, subject to Supervisory Board approval, to repurchase shares up to 10% of the issued share capital, for any legal purpose, at the stock exchange or in a private purchase transaction, at a price between $0.01 and 105% of the market price on the New York Stock Exchange, and during a period of 18 months starting from the date of the Annual Meeting was approved. The voting results of each of the proposals were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
200,249,261	1,374,323	11,140,049	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Frank’s International N.V.

Date: June 15, 2020	By:	/s/ JOHN C. SYMINGTON
	Name:	John C. Symington
Senior Vice President, General Counsel, Secretary and Chief Compliance Officer